Borrowings	12 Months Ended
Dec. 31, 2021
Debt Disclosure [Abstract]
Borrowings
12	BORROWINGS
Short-term borrowings
In November 2020, the Group entered into a
one-year
loan agreement with Industrial and Commercial Bank of China, pursuant to which the Group may borrow up to RMB5,000 with a fixed annual interest rate of 3.60%. The loan was intended for general working capital purposes. In December 2020, the Group drew down RMB5,000. To date
,
the Group repaid RMB5,000 (US$785) in total principal.
As of December 31, 2021, the short-term borrowings included RMB2,370 (US$372) RMB denominated loans from one third-party individual with an
interest rate of 5% per annum. These loans are unsecured and repayable on demand.
Long-term borrowings
In September 2019, the Group entered into a banking facility agreement for a term of two years with China Merchants Bank, pursuant to which the Group is entitled to borrow up to RMB33,000 at an interest rate separately agreed with the bank at each time of drawdown. The loan was intended for general working capital purposes. In December 2019, the Group drew down RMB14,720 at a fixed annual interest rate of 4.28% which is due in September 2021. During the year ended December 31, 2020, the Group drew down an additional RMB18,208 at a fixed annual interest rate of 4.28% which was
due in September 2021.
As of December 31, 2021,
the Group repaid RMB32,928 (US$5,167) in total principal.
In May 2018, the Group entered into two
3-year
financing arrangements with Zhongguancun Technology Leasing Co., Ltd., which bore interest of an interest rate of 5.8% and were secured by certain machinery and laboratory equipment with an original cost of RMB32,405.
The Group made total principal payments of RMB7,312, RMB7,312 and RMB6,770 (US$1,062) during the years ended December 31, 2019, 2020 and 2021, respectively.